UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2015

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level, 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2015, the board of directors (the “Board”) of the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Michael J. Blodnick, Marianne M. Emerson, Chris D. Grimm, Teresa J. Keegan, Ellen Z. Lamale, Michael W. McGowan and John H. Robinson had been elected to the Board for terms commencing on January 1, 2016, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 12, 2015 (the "Original Form 8-K"). At the time of that filing, the Board committee assignments for 2016 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2016. This Form 8-K/A amends the Original Form 8-K to disclose the 2016 Board committee assignments.
Board Committee Assignments

On February 10, 2016, the Board approved the following committee appointments for all directors for 2016:

Executive and Governance Committee	Audit Committee

Paula R. Meyer, Chair	John F. Kennedy, Chair
Michael J. Blodnick, Vice Chair	W. Douglas Hile, Vice Chair
Eric A. Hardmeyer	Steven L. Bumann
William V. Humphreys	David J. Ferries
Michelle M. Keeley	Chris D. Grimm
John F. Kennedy	William V. Humphreys
Ellen Z. Lamale	James G. Livingston
James G. Livingston	Elsie M. Meeks
Dale E. Oberkfell	Thomas P. Potiowsky
Cynthia A. Parker	Robert M. Teachworth
John H. Robinson

Business Operations and Technology Committee	Finance and Planning Committee

Michael J. Blodnick, Chair	James G. Livingston, Chair
Eric A. Hardmeyer, Vice Chair	Michelle M. Keeley, Vice Chair
Ruth P. Bennett	David P. Bobbitt
David P. Bobbitt	Teresa J. Keegan
Marianne M. Emerson	Michael W. McGowan
Van D. Fishback	Paula R. Meyer
Teresa J. Keegan	Dale E. Oberkfell
Michael W. McGowan	Thomas P. Potiowsky
John H. Rigler	Robert M. Teachworth

Human Resources and Compensation Committee	Mission, Member and Housing Committee

John H. Robinson, Chair	Cynthia A. Parker, Chair
Russell J. Lau, Vice Chair	Chris D. Grimm, Vice Chair
Michelle M. Keeley	Marianne M. Emerson
Ellen Z. Lamale	David J. Ferries
Paula R. Meyer	Van D. Fishback
Dale E. Oberkfell	John F. Kennedy
Cynthia A. Parker	Elsie M. Meeks
J. Benson Porter	John H. Robinson
Joseph C. Stewart	Joseph C. Stewart
David F. Wilson	David F. Wilson

Nominating Committee	Risk Committee

Eric A. Hardmeyer, Chair	Ellen Z. Lamale, Chair
Van D. Fishback, Vice Chair	J. Benson Porter, Vice Chair
W. Douglas Hile	Ruth P. Bennett
William V. Humphreys	Michael J. Blodnick
Russell J. Lau	Steven L. Bumann
Elsie M. Meeks	Eric A. Hardmeyer
Dale E. Oberkfell	W. Douglas Hile
John H. Rigler	William V. Humphreys
Russell J. Lau
John H. Rigler

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

February 17, 2016	By:	/s/ Steven T. Schuler

Name: Steven T. Schuler
Title: Executive Vice President/Chief Financial Officer and Chief Operations Officer